UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
333-209196-01	DUKE ENERGY FLORIDA PROJECT FINANCE, LLC (Delaware) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853	81-0977581
333-209196	DUKE ENERGY FLORIDA, LLC (Depositor and Sponsor) (Florida) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853	59-0247770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On the date hereof, Duke Energy Florida Project Finance, LLC (the “Issuing Entity”) issued the Series A Senior Secured Bonds as described in the Preliminary Prospectus dated June 15, 2016 and the Prospectus dated June 15, 2016.  In connection with this issuance, Duke Energy Florida, LLC and the Issuing Entity are filing the exhibits listed in Item 9.01(d) below.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
4.1	Indenture, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee and Securities Intermediary
5.1	Opinion of Hunton & Williams LLP with respect to legality
8.1	Opinion of Hunton & Williams LLP with respect to federal tax matters
23.1	Consent of Hunton & Williams LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)
99.1	Nuclear Asset-Recovery Property Servicing Agreement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as servicer
99.2	Nuclear Asset-Recovery Property Purchase and Sale Agreement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as seller
99.3	Administration Agreement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as administrator
99.5	Opinion of Hunton & Williams LLP with respect to constitutional matters
99.6	Opinion of Shutts & Bowen LLC with respect to Florida constitutional matters
99.7	Series Supplement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, National Association, as Indenture Trustee
99.8

Intercreditor Agreement, dated as of June 22, 2016, among SunTrust Bank, The Bank of New York Mellon Trust Company, National Association, Duke Energy Florida Receivables LLC, Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY FLORIDA PROJECT FINANCE, LLC

By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	President, Chief Financial Officer and Treasurer

DUKE ENERGY FLORIDA, LLC

By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Senior Vice President, Tax and Treasurer

Dated: June 22, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Indenture, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee and Securities Intermediary
5.1	Opinion of Hunton & Williams LLP with respect to legality
8.1	Opinion of Hunton & Williams LLP with respect to federal tax matters
23.1	Consent of Hunton & Williams LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)
99.1	Nuclear Asset-Recovery Property Servicing Agreement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as servicer
99.2	Nuclear Asset-Recovery Property Purchase and Sale Agreement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as seller
99.3	Administration Agreement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC, as administrator
99.5	Opinion of Hunton & Williams LLP with respect to constitutional matters
99.6	Opinion of Shutts & Bowen LLC with respect to Florida constitutional matters
99.7	Series Supplement, dated as of June 22, 2016, by and between Duke Energy Florida Project Finance, LLC and The Bank of New York Mellon Trust Company, National Association, as Indenture Trustee
99.8

Intercreditor Agreement, dated as of June 22, 2016, among SunTrust Bank, The Bank of New York Mellon Trust Company, National Association, Duke Energy Florida Receivables LLC, Duke Energy Florida Project Finance, LLC and Duke Energy Florida, LLC